EXHIBIT 1A-15.1

Results of Prior Programs

Introduction

The Sponsor of the Fund is Strategic Realty Holdings, LLC (which we refer to as “SRH”), and the principal owner and manager of the Sponsor is Eddie Lorin. As one of the two principals of Strategic Realty Capital, LLC (which we refer to as “SRC”), Mr. Lorin has been investing in underperforming multi-family apartment communities for approximately 15 years. During that time, SRC and SRH have purchased approximately 170 communities for an aggregate price of approximately $3 billion in approximately 80 different offerings of securities with private partners. We refer to each of these as a “Program.”

All of these Programs are similar to the Fund in the following respects:

•	They all involve raising money from investors.

•	They all involve conducting the same business as the business in which the Fund will be engaged, i.e., investing in underperforming multi-family apartment communities.

•	Each of the Programs also has investment objectives that are identical to the investment objectives of the Fund.

Prior Performance Tables

We are providing five tables that illustrate the results of the Programs:

Table	Programs Included in Table	Purpose and Subject Matter
I. Experience Raising Funds	• Programs the offering of which closed within the last three years.	Provides information concerning the offerings themselves, including how the offering proceeds were deployed.
II. Compensation to Sponsor	• Programs the offering of which closed within the last three years. • Other Programs from which the Sponsor received compensation during the last three years.	Describes all compensation paid to the sponsor within the last three years, whether in the form of management fees or otherwise.

III. Operating Results	• Programs the offering of which closed within the last five years.	Sets forth the annual operating results of the Programs included.
IV. Completed Programs	• Programs completed (no longer own properties) within the last five years.	Summarizes the results of the Programs included, including the return to Program investors.
V. Sales of Property	• All Programs that have sold property within the last three years.	Summarizes the result of property sales.

Because of the similarities between the Programs and the Fund, investors who are considering purchasing Series A Investor Shares from the Fund might find it useful to review these tables. However, prospective investors should bear in mind that PRIOR PERFORMANCE DOES NOT GUARANTY FUTURE RESULTS. THE FACT THAT OUR SPONSOR HAS BEEN SUCCESS WITH THESE PROGRAMS DOES NOT GUARANTY THAT THE FUND WILL BE SUCCESSFUL.

Strategic Realty Holdings, LLC and Strategic Realty Capital, LLC

The prior performance tables reflect properties owned by both Strategic Realty Holdings, LLC (SRH) and Strategic Realty Capital, LLC (SRC).

Our Sponsor, SRH, was formed in 2014 by Eddie Lorin.

From 2008 to the present, Mr. Lorin has been one of two principals in SRC. In 2015, Mr. Lorin and the other principal of SRC began the process of dissolving SRC so that each principal could go his separate way. Over time, the assets owned by SRC will be sold.

The other principal of SRC is not a principal of SRH, and will not be involved with the Fund.

Appraisal of Certain Assets

SRC acquired 26 apartment communities with a single investor. In 2015 SRC divided those properties with the investor as follows:

•	The investor took 20 of the properties;

•	SRC took five of the properties; and

•	One of the properties was sold.

To achieve an equitable split, the parties (each represented by counsel) had each of the 26 properties appraised.

For purposes of the prior performance tables, we are treating the properties retained by the investor as having been sold on the date of the split for their appraised value. We have noted in the prior performance tables which properties we are referring to.

Caution Concerning Accuracy

Because we no longer have access to information concerning the 20 properties taken by the investor referred to above, there could be some inaccuracies. Even if there are inaccuracies, however, we believe they are not material to any individual prior performance table or to the prior performance tables as a whole.

Table I. Experience Raising Funds
Offerings Closed Within the Last Three Years

	Project One	Project Two	Project Three	Project Four
Date Offering Closed	10/29/2015	8/27/2015	1/14/2015	12/31/2014
Duration of Offering in Months	3.60	2.83	4.73	1.33
Months to Invest 90% of Amount Raised	3.60	2.83	4.73	1.33
Amount Offered (and Raised)	3,780,000	9,839,559	1,540,312	1,705,037
Less Organizational and Offering Expenses	-	-	-	-
Less Reserves	-	-	-	-
Amount Available for Investment	3,780,000	9,839,559	1,540,312	1,705,037
Purchase Price of Real Estate	11,600,000	34,150,000	4,102,008	5,800,000
Cost of Renovations and Improvements	-	2,181,031	1,000,000	845,000
Percent Leverage	70.39%	76.70%	57.82%	75.24%

Table I. Experience Raising Funds
Offerings Closed Within the Last Three Years

	Project Five	Project Six	Project Seven	Project Eight
Date Offering Closed	11/25/2014	10/29/2014	10/14/2014	9/19/2014
Duration of Offering in Months	11.63	10.73	2.57	9.87
Months to Invest 90% of Amount Raised	11.63	10.73	2.57	9.87
Amount Offered (and Raised)	2,650,000	9,280,000	5,560,000	45,442,490
Less Organizational and Offering Expenses	0	0	0	0
Less Reserves	0	0	0	0
Amount Available for Investment	2,650,000	9,280,000	5,560,000	45,442,490
Purchase Price of Real Estate	12,950,000	29,600,000	13,000,000	193,114,636
Cost of Renovations and Improvements	1,138,000	2,325,000	1,092,000	18,288,059
Percent Leverage	75.95%	69.54%	64.93%	72.87%

Table I. Experience Raising Funds
Offerings Closed Within the Last Three Years

	Project Nine	Project Ten	Project Eleven
Date Offering Closed	12/23/2013	8/30/2013	6/21/2013
Duration of Offering in Months	4.07	1.60	4.03
Months to Invest 90% of Amount Raised	4.07	1.60	4.03
Amount Offered (and Raised)	7,236,947	4,539,748	9,612,208
Less Organizational and Offering Expenses	0	0	0
Less Reserves	0	0	0
Amount Available for Investment	7,236,947	4,539,748	9,612,208
Purchase Price of Real Estate	17,250,000	10,700,000	26,100,000
Cost of Renovations and Improvements	2,200,000	1,465,000	2,258,000
Percent Leverage	68.73%	65.68%	70.30%

Table II. Compensation to Sponsor During Last Three Years

	Project One	Project Two	Project Three	Project Four
Date Offering Closed	10/29/2015	8/27/2015	1/14/2015	12/31/2014
Amount Raised	3,780,000	9,839,559	1,540,312	1,705,037
Fees from Offering Proceeds
AcquisitionFees	166,875	478,617	100,000	87,500
Other	-	-	-	-
Fees from Operations
PropertyManagementFees	18,438	62,611	36,572	53,573
PartnershipManagementFees	-	-	-	-
Distributionsof"PromotedInterest"	-	-	-	-
Other	-	-	-	-
Fees from Sales and Refinancings
Commissions	-	-	-	-
DispositionFees	-	-	-	-
Distributionsof"PromotedInterest"	-	-	-	-
Other	-	-	-	-

Table II. Compensation to Sponsor During Last Three Years

	Project Five	Project Six	Project Seven	Project Eight
Date Offering Closed	11/25/2014	10/29/2014	10/14/2014	9/19/2014
Amount Raised	2,650,000	9,280,000	5,560,000	45,442,490
Fees from Offering Proceeds
Acquisition Fees	147,500	148,000	184,447	1,206,966
Other	0	0	0	0
Fees from Operations
Property Management Fees	45,403	48,754	58,971	583,900
Partnership Management Fees	0	0	0	0
Distributions of "Promoted Interest"	0	0	0	0
Other	0	0	0	0
Fees from Sales and Refinancings
Commissions	0	0	0	0
Disposition Fees	0	0	0	0
Distributions of "Promoted Interest"	0	0	0	0
Other	0	0	0	0

Table II. Compensation to Sponsor During Last Three Years

	Project Nine	Project Ten	Project Eleven	Other Projects*
Date Offering Closed	12/23/2013	8/30/2013	6/21/2013	2012 - 2013
Amount Raised	7,236,947	4,539,748	9,612,208	48,241,997
Fees from Offering Proceeds
Acquisition Fees	360,000	366,400	513,000	1,534,343
Other	0	0	0	0
Fees from Operations
Property Management Fees	112,919	29,993	101,942	852,770
Partnership Management Fees	0	0	0	0
Distributions of "Promoted Interest"	0	0	0	0
Other	0	0	0	0
Fees from Sales and Refinancings
Commissions	0	0	0	0
Disposition Fees	0	0	0	0
Distributions of "Promoted Interest"	0	0	0	1,620,365
Other	0	0	0	0

*Reflects 7 Projects Closed More Than Three Years Ago, But Less Than Five

Table III. Operating Results

Operating Results for 2011	Project 1	Project 2	Project 3	Project 4
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	N/A Not acquired
Tax Deductions
Taxable Income
Net Cash From Sales
Net Cash from Refinancing
Distributions Per $10,000 Invested

Operating Results for 2012	Project 1	Project 2	Project 3	Project 4
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	N/A Not acquired
Tax Deductions
Taxable Income
Net Cash From Sales
Net Cash from Refinancing
Distributions Per $10,000 Invested

Operating Results for 2013	Project 1	Project 2	Project 3	Project 4
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	N/A Not acquired
Tax Deductions
Taxable Income
Net Cash From Sales
Net Cash from Refinancing
Distributions Per $10,000 Invested

Operating Results for 2014	Project 1	Project 2	Project 3	Project 4
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	206,246
Tax Deductions				(99,090)
Taxable Income				107,156
Net Cash From Sales				N/A
Net Cash from Refinancing				N/A
Distributions Per $10,000 Invested				-

Operating Results for 2015	Project 1	Project 2	Project 3	Project 4
Gross Operating Income	285,382	1,439,955	1,607,985	1,866,025
Tax Deductions	(250,049)	(1,527,498)	(1,836,455)	(1,855,014)
Taxable Income	35,333	(87,543)	(228,470)	11,011
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	$ -	10.00	13.04	25.90

Table III. Operating Results

Operating Results for 2011	Project 5	Project 6	Project 7	Project 8
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	N/A Not acquired
Tax Deductions
Taxable Income
Net Cash From Sales
Net Cash from Refinancing
Distributions Per $10,000 Invested

Operating Results for 2012	Project 5	Project 6	Project 7	Project 8
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	N/A Not acquired
Tax Deductions
Taxable Income
Net Cash From Sales
Net Cash from Refinancing
Distributions Per $10,000 Invested

Operating Results for 2013	Project 5	Project 6	Project 7	Project 8
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	N/A Not acquired
Tax Deductions
Taxable Income
Net Cash From Sales
Net Cash from Refinancing
Distributions Per $10,000 Invested

Operating Results for 2014	Project 5	Project 6	Project 7	Project 8
Gross Operating Income	199,769	502,163	375,207	12,181,836
Tax Deductions	(180,453)	(494,037)	(317,705)	(15,644,120)
Taxable Income	19,316	8,126	57,502	(3,462,284)
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	-	22.00	14.00	40.20

Operating Results for 2015	Project 5	Project 6	Project 7	Project 8
Gross Operating Income	1,987,548	2,876,746	1,785,180	30,591,149
Tax Deductions	(2,103,670)	(3,660,940)	(1,790,941)	(37,836,349)
Taxable Income	(116,122)	(784,194)	(5,761)	(7,245,200)
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	28.50	65.00	51.50	240.00

Table III. Operating Results

Operating Results for 2011	Project 9	Project 10	Project 11	Project 12
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	N/A Not acquired
Tax Deductions
Taxable Income
Net Cash From Sales
Net Cash from Refinancing
Distributions Per $10,000 Invested

Operating Results for 2012	Project 9	Project 10	Project 11	Project 12
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	N/A Not acquired
Tax Deductions
Taxable Income
Net Cash From Sales
Net Cash from Refinancing
Distributions Per $10,000 Invested

Operating Results for 2013	Project 9	Project 10	Project 11	Project 12
Gross Operating Income	83,446	590,487	1,500,336	1,368,232
Tax Deductions	(133,329)	(620,177)	(2,195,424)	(1,281,940)
Taxable Income	(49,883)	(29,690)	(695,088)	86,292
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	-	5.00	-	33.80

Operating Results for 2014	Project 9	Project 10	Project 11	Project 12
Gross Operating Income	3,443,809	1,871,790	3,540,546	2,334,414
Tax Deductions	(3,364,759)	(1,809,320)	(3,766,499)	(2,169,652)
Taxable Income	79,050	62,470	(225,953)	164,762
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	75.40	39.20	58.00	46.50

Operating Results for 2015	Project 9	Project 10	Project 11	Project 12
Gross Operating Income	3,742,612	N/A Asset Swapped	N/A Asset Swapped	N/A Asset Swapped
Tax Deductions	(3,686,580)
Taxable Income	56,032
Net Cash From Sales	N/A
Net Cash from Refinancing	N/A
Distributions Per $10,000 Invested	77.00

Table III. Operating Results

Operating Results for 2011	Project 13	Project 14	Project 15	Project 16
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	N/A Not acquired
Tax Deductions
Taxable Income
Net Cash From Sales
Net Cash from Refinancing
Distributions Per $10,000 Invested

Operating Results for 2012	Project13	Project14	Project15	Project16
Gross Operating Income	1,150,023	334,048	568,105	656,004
Tax Deductions	(1,374,407)	(382,787)	(554,002)	(794,174)
Taxable Income	(224,384)	(48,739)	14,103	(138,170)
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	-	2.00	6.10	-

Operating Results for 2013	Project13	Project14	Project15	Project16
Gross Operating Income	7,487,445	1,162,880	1,388,691	1,713,308
Tax Deductions	(10,167,123)	(1,304,740)	(1,591,313)	(1,899,017)
Taxable Income	(2,679,678)	(141,860)	(202,622)	(185,709)
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	18.90	15.60	10.90	-

Operating Results for 2014	Project13	Project14	Project15	Project16
Gross Operating Income	9,715,289	1,210,293	1,649,204	1,961,842
Tax Deductions	(10,683,549)	(1,290,177)	(1,521,690)	(2,006,332)
Taxable Income	(968,260)	(79,884)	127,514	(44,490)
Net Cash From Sales	5,277,806	N/A	N/A	N/A
Net Cash from Refinancing	10,289,005	1,390,000	N/A	N/A
Distributions Per $10,000 Invested	79.82	9.60	17.50	16.00

Operating Results for 2015	Project13	Project14	Project15	Project16
Gross Operating Income	8,960,821	N/A AssetSwapped	582,048	1,342,508
Tax Deductions	(9,701,508)		(510,535)	(1,367,839)
Taxable Income	(740,687)		71,513	(25,331)
Net Cash From Sales	N/A		4,468,946	3,303,781
Net Cash from Refinancing	N/A		N/A	N/A
Distributions Per $10,000 Invested	106.25		14.30	-

Table III. Operating Results

Operating Results for 2011	Project 17	Project 18	Project 19	Project 20
Gross Operating Income	N/A Not acquired	N/A Not acquired	N/A Not acquired	N/A Not acquired
Tax Deductions
Taxable Income
Net Cash From Sales
Net Cash from Refinancing
Distributions Per $10,000 Invested

Operating Results for 2012	Project 17	Project 18	Project 19	Project 20
Gross Operating Income	2,728,237	945,734	1,628,613	645,997
Tax Deductions	(3,325,272)	(1,143,887)	(1,479,862)	(593,656)
Taxable Income	(597,035)	(198,153)	148,751	52,341
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	33.81	-	32.30	4.50

Operating Results for 2013	Project 17	Project 18	Project 19	Project 20
Gross Operating Income	5,842,010	1,878,499	2,421,544	966,128
Tax Deductions	(6,534,407)	(2,180,400)	(2,026,489)	(868,010)
Taxable Income	(692,397)	(301,901)	395,055	98,118
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	2,500,000	3,248,140
Distributions Per $10,000 Invested	78.50	-	78.50	7.00

Operating Results for 2014	Project 17	Project 18	Project 19	Project 20
Gross Operating Income	6,272,545	2,272,078	2,546,432	1,056,044
Tax Deductions	(6,515,514)	(2,208,702)	(2,254,978)	(973,386)
Taxable Income	(242,969)	63,376	291,454	82,658
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	110.00	4.50	83.50	7.30

Operating Results for 2015	Project 17	Project 18	Project 19	Project 20
Gross Operating Income	N/A Asset Swapped	1,549,357	N/A Asset Swapped	888,740
Tax Deductions		(1,527,789)		(803,933)
Taxable Income		21,568		84,807
Net Cash From Sales		5,074,828		1,501,199
Net Cash from Refinancing		N/A		N/A
Distributions Per $10,000 Invested		-		-

Table III. Operating Results

Operating Results for 2011	Project 21	Project 22	Project 23	Project 24
Gross Operating Income	N/A Not acquired	188,570	199,526	279,321
Tax Deductions		(80,156)	(239,458)	(353,284)
Taxable Income		108,414	(39,932)	(73,963)
Net Cash From Sales		N/A	N/A	N/A
Net Cash from Refinancing		N/A	N/A	N/A
Distributions Per $10,000 Invested		-	-	2.50

Operating Results for 2012	Project 21	Project 22	Project 23	Project 24
Gross Operating Income	1,852,336	2,884,588	1,069,793	1,290,397
Tax Deductions	(2,350,989)	(2,965,376)	(1,069,813)	(1,724,176)
Taxable Income	(498,653)	(80,788)	(20)	(433,779)
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	2.00	35.60	9.50	-

Operating Results for 2013	Project 21	Project 22	Project 23	Project 24
Gross Operating Income	2,963,910	3,393,680	1,075,168	1,370,949
Tax Deductions	(3,090,173)	(3,102,198)	(1,055,998)	(1,660,398)
Taxable Income	(126,263)	291,482	19,170	(289,449)
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	21.50	19.00	27.70	-

Operating Results for 2014	Project 21	Project 22	Project 23	Project 24
Gross Operating Income	3,175,523	3,830,830	1,066,972	1,389,791
Tax Deductions	(3,083,833)	(3,076,251)	(1,067,458)	(1,621,829)
Taxable Income	91,690	754,579	(486)	(232,038)
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	27.50	72.00	9.90	-

Operating Results for 2015	Project 21	Project 22	Project 23	Project 24
Gross Operating Income	N/A Asset Swapped	N/A Asset Swapped	389,612	535,964
Tax Deductions			(381,487)	(843,759)
Taxable Income			8,125	(307,795)
Net Cash From Sales			4,542,601	2,619,592
Net Cash from Refinancing			N/A	N/A
Distributions Per $10,000 Invested			3.50	-

Table III. Operating Results

Operating Results for 2011	Project 25	Project 26	Project 27	Project 28
Gross Operating Income	1,035,727	348,515	1,199,769	1,178,433
Tax Deductions	(1,158,374)	(371,218)	(1,895,208)	(1,080,334)
Taxable Income	(122,647)	(22,703)	(695,439)	98,099
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	18.00	2.00	5.78	22.50

Operating Results for 2012	Project 25	Project 26	Project 27	Project 28
Gross Operating Income	4,286,577	1,114,857	3,046,832	1,932,290
Tax Deductions	(4,617,090)	(1,294,667)	(3,212,297)	(2,020,464)
Taxable Income	(330,513)	(179,810)	(165,465)	(88,174)
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	68.24	17.50	31.20	32.80

Operating Results for 2013	Project 25	Project 26	Project 27	Project 28
Gross Operating Income	4,377,576	1,208,327	3,647,743	1,986,842
Tax Deductions	(4,684,133)	(1,238,663)	(3,296,328)	(1,970,793)
Taxable Income	(306,557)	(30,336)	351,415	16,049
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	1,244,495	N/A	N/A
Distributions Per $10,000 Invested	60.00	14.30	63.20	25.00

Operating Results for 2014	Project 25	Project 26	Project 27	Project 28
Gross Operating Income	4,352,436	1,197,749	1,110,787	1,935,710
Tax Deductions	(4,781,667)	(1,145,408)	(1,095,065)	(2,042,940)
Taxable Income	(429,231)	52,341	15,722	(107,230)
Net Cash From Sales	N/A	N/A	6,109,478	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	45.80	8.30	-	-

Operating Results for 2015	Project 25	Project 26	Project 27	Project 28
Gross Operating Income	N/A Asset Swapped	408,102	N/A Asset Sold	N/A Asset Swapped
Tax Deductions		(392,913)
Taxable Income		15,189
Net Cash From Sales		N/A
Net Cash from Refinancing		N/A
Distributions Per $10,000 Invested		-

Table III. Operating Results

Operating Results for 2011	Project 29	Project 30	Project 31	Project 32
Gross Operating Income	680,308	3,328,886	2,354,070	986,092
Tax Deductions	(547,802)	(3,580,376)	(2,438,497)	(1,737,348)
Taxable Income	132,506	(251,490)	(84,427)	(751,256)
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	23.50	59.54	37.55	-

Operating Results for 2012	Project 29	Project 30	Project 31	Project 32
Gross Operating Income	1,044,406	3,870,545	2,375,990	1,690,394
Tax Deductions	(1,021,124)	(3,883,369)	(2,460,689)	(1,831,608)
Taxable Income	23,282	(12,824)	(84,699)	(141,214)
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	4,793,438	4,390,000	1,350,000	945,796
Distributions Per $10,000 Invested	10.00	41.20	30.50	2.00

Operating Results for 2013	Project 29	Project 30	Project 31	Project 32
Gross Operating Income	1,056,244	4,145,656	2,510,005	1,775,620
Tax Deductions	(1,032,934)	(3,766,230)	(2,292,948)	(1,597,523)
Taxable Income	23,310	379,426	217,057	178,097
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	1,131,000	N/A	N/A
Distributions Per $10,000 Invested	14.20	49.80	35.80	12.50

Operating Results for 2014	Project 29	Project 30	Project 31	Project 32
Gross Operating Income	1,091,694	4,478,601	2,662,106	1,821,157
Tax Deductions	(1,060,780)	(3,853,247)	(2,298,604)	(1,611,723)
Taxable Income	30,914	625,354	363,502	209,434
Net Cash From Sales	N/A	N/A	N/A	N/A
Net Cash from Refinancing	N/A	N/A	N/A	N/A
Distributions Per $10,000 Invested	11.20	107.70	33.00	23.00

Operating Results for 2015	Project 29	Project 30	Project 31	Project 32
Gross Operating Income	774,970	N/A Asset Swapped	N/A Asset Swapped	N/A Asset Swapped
Tax Deductions	(899,035)
Taxable Income	(124,065)
Net Cash From Sales	1,877,965
Net Cash from Refinancing	N/A
Distributions Per $10,000 Invested	-

Table IV. Completed Programs
Programs that Have Completed Operations Within the Last Five Years

	Project 10*	Project 11*	Project 12*	Project 14*
Date Offering Closed	8/30/2013	6/21/2013	5/17/2013	9/11/2012
Amount Offered and Raised	4,539,748	9,612,208	4,314,601	2,183,000
Cost of Real Estate Purchased	10,700,000	26,100,000	12,600,000	4,420,000
Cost of Renovations	1,465,000	2,258,000	1,334,000	774,000
Date Property Was Sold	42,124	42,124	42,124	42,124
Net Proceeds of Sale	4,971,918	9,614,859	4,945,814	1,888,912
Distributions Per $10,000 Invested	44.20	58.00	80.30	27.20
IRR To Investors Over Life of Program	15.26%	16.39%	17.39%	20.67%

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table IV. Completed Programs
Programs that Have Completed Operations Within the Last Five Years

	Project 15	Project 16	Project 17*	Project 18
Date Offering Closed	8/6/2012	7/16/2012	6/28/2012	6/14/2012
Amount Offered and Raised	2,687,000	3,822,000	11,242,215	4,212,500
Cost of Real Estate Purchased	8,400,000	9,400,000	40,228,896	9,250,000
Cost of Renovations	900,000	1,600,000	3,516,000	1,220,000
Date Property Was Sold	42,271	42,249	42,124	42,232
Net Proceeds of Sale	4,468,946	3,303,781	12,348,323	5,074,828
Distributions Per $10,000 Invested	48.80	16.00	222.31	4.50
IRR To Investors Over Life of Program	27.49%	20.01%	14.65%	26.26%

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table IV. Completed Programs
Programs that Have Completed Operations Within the Last Five Years

	Project 19*	Project 20	Project 21*	Project 22*
Date Offering Closed	3/28/2012	3/23/2012	3/26/2012	12/15/2011
Amount Offered and Raised	2,852,500	5,090,000	4,680,000	6,275,013
Cost of Real Estate Purchased	8,800,000	4,000,000	13,650,000	13,000,000
Cost of Renovations	1,172,000	825,000	1,931,486	2,400,000
Date Property Was Sold	42,124	42,285	42,124	42,124
Net Proceeds of Sale	4,234,607	1,501,199	7,530,161	11,117,995
Distributions Per $10,000 Invested	194.30	18.80	51.00	126.60
IRR To Investors Over Life of Program	55.74%	16.32%	24.88%	23.92%

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table IV. Completed Programs
Programs that Have Completed Operations Within the Last Five Years

	Project 23	Project 24	Project 25*	Project 26
Date Offering Closed	10/18/2011	10/7/2011	9/29/2011	9/6/2011
Amount Offered and Raised	2,877,160	2,530,000	9,386,000	2,050,000
Cost of Real Estate Purchased	4,500,000	5,275,000	35,750,000	4,400,000
Cost of Renovations	900,000	1,388,000	900,000	880,000
Date Property Was Sold	42,171	42,131	42,124	42,440
Net Proceeds of Sale	4,542,601	2,619,592	10,034,681	1,767,650
Distributions Per $10,000 Invested	50.60	2.50	192.04	42.10
IRR To Investors Over Life of Program	19.88%	13.27%	14.82%	18.34%

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table IV. Completed Programs
Programs that Have Completed Operations Within the Last Five Years

	Project 27	Project 28*	Project 29	Project 30*
Date Offering Closed	6/23/2011	5/20/2011	5/5/2011	1/12/2011
Amount Offered and Raised	8,399,342	3,950,000	5,500,000	6,590,060
Cost of Real Estate Purchased	33,400,000	11,700,000	4,600,000	14,200,000
Cost of Renovations	3,500,000	725,000	1,075,000	1,583,000
Date Property Was Sold	41,738	42,124	42,264	42,124
Net Proceeds of Sale	6,109,478	4,541,289	1,877,965	7,455,652
Distributions Per $10,000 Invested	100.18	80.30	58.90	258.24
IRR To Investors Over Life of Program	18.58%	14.87%	17.96%	37.24%

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table IV. Completed Programs
Programs that Have Completed Operations Within the Last Five Years

	Project 31*	Project 32*
Date Offering Closed	1/5/2011	1/31/2011
Amount Offered and Raised	3,414,000	2,660,000
Cost of Real Estate Purchased	12,325,000	5,303,500
Cost of Renovations	750,000	1,713,930
Date Property Was Sold	42,124	42,124
Net Proceeds of Sale	6,417,154	2,887,867
Distributions Per $10,000 Invested	136.85	37.50
IRR To Investors Over Life of Program	34.82%	19.35%

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table V. Sales of Property Within Last Three Years

	Project 1	Project 2	Project 3	Project 4
Date Property Purchased	10/29/2015	8/27/2015	1/14/2015	12/31/2014
Date Property Sold	N/A	N/A	N/A	N/A
Cost of Property, With Improvements	11,600,000	36,331,031	5,102,008	6,645,000
Gross Selling Price of Property	N/A	N/A	N/A	N/A
Net Proceeds After Costs	N/A	N/A	N/A	N/A
Original Mortgage Financing	8,165,000	27,865,000	2,950,000	5,000,000
Mortgage Balance At Time of Sale	N/A	N/A	N/A	N/A
Mortgage Taken Back by Seller	N/A	N/A	N/A	N/A

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table V. Sales of Property Within Last Three Years

	Project 5	Project 6	Project 7	Project 8
Date Property Purchased	11/25/2014	10/29/2014	10/14/2014	9/19/2014
Date Property Sold	N/A	N/A	N/A	N/A
Cost of Property, With Improvements	14,088,000	31,925,000	14,092,000	211,402,695
Gross Selling Price of Property	N/A	N/A	N/A	N/A
Net Proceeds After Costs	N/A	N/A	N/A	N/A
Original Mortgage Financing	10,700,000	22,200,000	9,150,000	154,043,541
Mortgage Balance At Time of Sale	N/A	N/A	N/A	N/A
Mortgage Taken Back by Seller	N/A	N/A	N/A	N/A

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table V. Sales of Property Within Last Three Years

	Project 9	Project 10*	Project 11*	Project 12*
Date Property Purchased	12/23/2013	8/30/2013	6/21/2013	5/17/2013
Date Property Sold	N/A	4/30/2015	4/30/2015	4/30/2015
Cost of Property, With Improvements	19,450,000	12,165,000	28,358,000	13,934,000
Gross Selling Price of Property	N/A	13,370,000	31,180,000	15,920,000
Net Proceeds After Costs	0	N/A	N/A	N/A
Original Mortgage Financing	13,367,028	7,990,000	19,935,406	10,730,000
Mortgage Balance At Time of Sale	N/A	7,750,623	19,369,326	10,519,909
Mortgage Taken Back by Seller	N/A	N/A	N/A	N/A

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table V. Sales of Property Within Last Three Years

	Project 13	Project 14*	Project 15	Project 16
Date Property Purchased	10/31/2012	9/11/2012	8/6/2012	7/16/2012
Date Property Sold	N/A	4/30/2015	9/24/2015	9/2/2015
Cost of Property, With Improvements	53,905,000	5,194,000	9,300,000	11,000,000
Gross Selling Price of Property	N/A	7,194,000	12,100,000	15,200,000
Net Proceeds After Costs	0	N/A	4,468,946	3,303,781
Original Mortgage Financing	40,000,000	3,425,000	7,100,000	7,700,000
Mortgage Balance At Time of Sale	N/A	5,126,576	7,051,175	7,700,000
Mortgage Taken Back by Seller	N/A	N/A	N/A	N/A

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table V. Sales of Property Within Last Three Years

	Project 17*	Project 18	Project 19*	Project 20
Date Property Purchased	6/28/2012	6/14/2012	3/28/2012	3/23/2012
Date Property Sold	4/30/2015	8/16/2015	4/30/2015	10/8/2015
Cost of Property, With Improvements	43,744,896	10,470,000	9,972,000	4,825,000
Gross Selling Price of Property	48,910,000	18,100,000	14,910,000	7,300,000
Net Proceeds After Costs	N/A	5,074,828	N/A	1,501,199
Original Mortgage Financing	34,758,000	8,250,000	8,000,000	0
Mortgage Balance At Time of Sale	34,460,043	7,924,931	10,377,193	3,437,800
Mortgage Taken Back by Seller	N/A	N/A	N/A	N/A

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table V. Sales of Property Within Last Three Years

	Project 21*	Project 22*	Project 23	Project 24
Date Property Purchased	3/26/2012	12/15/2011	10/18/2011	10/7/2011
Date Property Sold	4/30/2015	4/30/2015	6/16/2015	5/7/2015
Cost of Property, With Improvements	15,581,486	15,400,000	5,400,000	6,663,000
Gross Selling Price of Property	20,490,000	22,310,000	7,760,000	9,250,000
Net Proceeds After Costs	N/A	N/A	4,542,601	2,619,592
Original Mortgage Financing	12,000,000	10,274,000	2,900,000	4,700,000
Mortgage Balance At Time of Sale	11,552,776	9,978,515	2,800,000	6,000,000
Mortgage Taken Back by Seller	N/A	N/A	N/A	N/A

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table V. Sales of Property Within Last Three Years

	Project 25*	Project 26	Project 27	Project 28*
Date Property Purchased	9/29/2011	9/6/2011	6/23/2011	5/20/2011
Date Property Sold	4/30/2015	3/11/2016	4/9/2014	4/30/2015
Cost of Property, With Improvements	900,000	5,280,000	36,900,000	12,425,000
Gross Selling Price of Property	38,090,000	6,700,000	28,450,000	14,270,000
Net Proceeds After Costs	N/A	1,767,650	6,109,478	N/A
Original Mortgage Financing	26,364,000	3,750,000	12,100,000	9,150,000
Mortgage Balance At Time of Sale	25,908,807	4,908,061	14,034,334	8,748,093
Mortgage Taken Back by Seller	N/A	N/A	N/A	N/A

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table V. Sales of Property Within Last Three Years

	Project 29	Project 30*	Project 31*	Project 32*
Date Property Purchased	5/5/2011	1/12/2011	1/5/2011	1/31/2011
Date Property Sold	9/17/2015	4/30/2015	4/30/2015	4/30/2015
Cost of Property, With Improvements	5,675,000	15,783,000	13,075,000	7,017,430
Gross Selling Price of Property	7,400,000	24,260,000	18,520,000	9,870,000
Net Proceeds After Costs	1,877,965	N/A	N/A	N/A
Original Mortgage Financing	0	9,000,000	10,486,000	4,800,000
Mortgage Balance At Time of Sale	4,565,410	16,319,149	11,732,446	6,657,389
Mortgage Taken Back by Seller	N/A	N/A	N/A	N/A

*These projects were exchanged with an investor. The "sale" price is equal to the appraised value. For more information, see "Appraisal of Certain Assets" on page 32 of the Offering Circular.

Table VI. Purchases of Property Within Last Three Years

	Location	Units	Rentable SQFT	Purchased	Price	Cash Payment	Financing	Leverage
Project 1	Nevada	184	183,288	10/29/2015	11,945,000	3,780,000	8,165,000	68%
Project 2	Maryland	304	249,754	8/27/2015	37,704,559	9,839,559	27,865,000	74%
Project 3	California	102	36,062	1/14/2015	4,490,312	1,540,312	2,950,000	66%
Project 4	Texas	220	181,742	12/31/2014	6,705,037	1,705,037	5,000,000	75%
Project 5	California	200	181,520	11/25/2014	13,350,000	2,650,000	10,700,000	80%
Project 6a	California	100	84,164	10/29/2014	15,555,093	4,830,093	10,725,000	69%
Project 6b	California	116	75,046	10/29/2014	15,919,907	4,444,907	11,475,000	72%
Project 7	Nevada	195	204,164	10/14/2014	14,710,000	5,560,000	9,150,000	62%
Project 8a	Texas	102	61,354	6/26/2014	4,945,867	1,797,128	3,148,739	64%
Project 8b	Loiusiana	196	145,499	6/26/2014	6,637,958	2,834,275	3,803,683	57%
Project 8c	Texas	152	119,736	6/26/2014	6,071,069	2,078,806	3,992,263	66%
Project 8d	Texas	124	114,420	6/26/2014	6,321,868	2,046,618	4,275,250	68%
Project 8e	Texas	200	121,816	6/26/2014	10,114,530	2,792,457	7,322,073	72%
Project 8f	Texas	200	177,736	6/26/2014	10,344,757	1,758,485	8,586,272	83%
Project 8g	Texas	144	118,512	6/26/2014	5,831,154	2,852,001	2,979,154	51%
Project 8h	Texas	225	212,850	6/26/2014	12,685,058	3,967,801	8,717,258	69%
Project 8i	Texas	152	120,032	7/1/2014	7,462,226	2,008,610	5,453,616	73%
Project 8j	Texas	186	181,119	7/1/2014	10,371,994	1,160,256	9,211,738	89%
Project 8k	Texas	200	173,704	7/1/2014	11,164,845	3,635,223	7,529,622	67%
Project 8l	Texas	244	232,258	9/4/2014	11,641,099	3,820,058	7,821,041	67%
Project 8m	Texas	250	239,800	9/19/2014	13,350,831	525,222	12,825,609	96%
Project 8n	Texas	176	152,960	7/18/2014	9,843,873	2,876,919	6,966,954	71%
Project 8o	Texas	168	152,536	7/18/2014	10,740,108	2,948,758	7,791,350	73%
Project 8p	Texas	184	139,064	7/18/2014	10,281,410	2,861,943	7,419,467	72%
Project 8q	Texas	168	165,096	7/31/2014	15,480,511	1,059,965	14,420,546	93%
Project 8r	Texas	200	144,824	7/31/2014	12,072,864	1,644,329	10,428,535	86%
Project 8s	Texas	248	171,634	7/31/2014	13,184,755	1,189,686	11,995,070	91%
Project 8t	Texas	185	170,223	7/31/2014	11,877,226	224,213	11,653,013	98%
Project 8u	Texas	228	195,544	7/31/2014	12,897,796	873,796	12,024,000	93%
Project 8v	Texas	344	287,512	7/31/2014	15,440,378	(282,534)	15,722,912	102%
Project 9a	Texas	136	100,936	12/23/2013	7,403,975	3,786,947	3,617,028	49%
Project 9b	Louisiana	300	280,200	12/24/2013	13,200,000	3,450,000	9,750,000	74%
		6,133	5,175,105		369,746,061	86,260,870	283,485,191	77%

NOTE:  A total of 32 properties were acquired, in nine offerings. Thus, Project 9b refers to one of two properties acquired in the ninth offering. Because the purchase price and financing for some offerings were negotiated on an aggregate basis, rather than on a property-specific basis, the Leverage calculations are more meaningful in the aggregate.